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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                  March 27, 2001
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                        (Date of earliest event reported)

                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                   1-11661                     13-3447441
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(State of Incorporation)         (Commission                (I.R.S. Employer
                                  File Number)              Identification No.)

       3 World Financial Center
           New York, New York                                        10285
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(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's Telephone Number, including area code (212) 526-7000
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events
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                  On March 27, 2001, Lehman ABS Corporation ("LABS") transferred
$4,000,000 aggregate principal amount of 7.40% Debentures due August 1, 2097
(the "7.40% Underlying Securities") and $2,017,000 aggregate principal amount of 7.45% Debentures due February 1, 2097 (the "7.45% Underlying Securities" and, together with the 7.40% Underlying Securities, the "Underlying Securities"), issued by DaimlerChrysler Corporation, formerly known as Chrysler Corporation and guaranteed by DaimlerChrysler AG to the Corporate Backed Trust Certificates, Series 2001-9 Trust (the "Trust") established by LABS. The Trust issued
Corporate Backed Trust Certificates, Series 2001-9 (the "Certificates"), pursuant to a Standard Terms for Trust Agreements, dated as of January 16, 2001 (the "Standard Terms"), between LABS and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of March 14, 2001 (the "Series Supplement"), between LABS and the Trustee as further supplemented by a Supplement to the Series Supplement, dated as of March 27, 2001 (the "Supplement to the Series Supplement" and, together with the Series Supplement and the Standard Terms, the "Trust Agreement"). The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated March 16, 2001 (the "Underwriting Agreement"), between LABS and Lehman, acting for itself and as representative of the underwriters named in Schedule I of the Underwriting Agreement.

ITEM 7.  Financial Statements and Exhibits
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                  (a)      Financial Statements - Not Applicable

                  (b)      Pro Forma Financial Information - Not Applicable

                  (c)      Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.           Description
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       4.1            Supplement to the Series Supplement, dated as of March 27,
                      2001, between Lehman ABS Corporation, as Depositor, and
                      U.S. Bank Trust National Association, as Trustee.






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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LEHMAN ABS CORPORATION

                                      /s/ Rene Canezin
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                                      Name:  Rene Canezin
                                      Title: Senior Vice-President

March 27, 2001














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                                INDEX TO EXHIBITS

    Exhibit No.                         Description
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        4.1           Supplement to the Series Supplement, dated as of March 27,
                      2001, between Lehman ABS Corporation, as Depositor, and U.S. Bank Trust National Association, as Trustee.














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